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                                                                    EXHIBIT 10.2

                             INTERCREDITOR AGREEMENT

            THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of June 30, 2006, is among COURT SQUARE CAPITAL LIMITED, a Delaware corporation, solely in its capacity as the lender under that certain Third Secured Term Loan Agreement described below ("CSCL"), CITICORP MEZZANINE III, L.P., a Delaware limited partnership ("CMP"), BNY MIDWEST TRUST COMPANY, in its capacity as collateral agent and trustee for the holders of the Second Secured Notes described below (the "Second Lien Agent") and WELLS FARGO FOOTHILL, INC., in its capacity as arranger and administrative agent for the lenders party to the Credit Agreement described below, and its successors and assigns (the "First Lien Agent").

                                    RECITALS

            A. Contemporaneously herewith, MSX International, Inc. (the "Company"), each of the Domestic Borrowing Subsidiaries of the Company party thereto from time to time (the "Domestic Borrowing Subsidiaries", and the Company and the Domestic Borrowing Subsidiaries, the "US Borrowers"), MSX International Limited (the "UK Borrower", and the US Borrowers, the "Borrowers"), MSX International Holdings Limited (the "UK Borrower"), the lenders party thereto from time to time and their successors and assigns (the "First Secured Lenders") and Wells Fargo Foothill, Inc., as arranger and administrative agent, are parties to a Credit Agreement dated as of the date hereof (as amended, restated, refinanced, replaced or otherwise modified from time to time, and including without limitation any agreement executed in substitution or replacement thereof or otherwise refinancing such Credit Agreement, the "First Secured Credit Agreement").

            B. On August 1, 2003, the Company, each domestic restricted subsidiary of the Company, UK Borrower and the Second Lien Agent entered into a certain indenture, dated as of August 1, 2003 (as amended, restated, refinanced, replaced or otherwise modified from time to time, and including without limitation any agreement executed in substitution or replacement thereof or otherwise refinancing such indenture, the "Second Secured Indenture"), pursuant to which the Company issued 75,500 units consisting of its senior secured notes due October 15, 2007 (including any Additional Notes (defined therein) or Exchange Notes (defined therein) the "Second Secured Notes") in the original principal amount of $75,500,000 on August 1, 2003.

            C. On August 1, 2003, the Company, the UK Borrower and CMP entered into a Third Secured Term Loan Agreement dated as of August 1, 2003 (as amended, restated, refinanced, replaced or otherwise modified from time to time, and including without limitation any agreement executed in substitution or replacement thereof or otherwise refinancing such Third Secured Term Loan Agreement, the "Third Secured Term Loan Agreement").

            D. The Company, the UK Borrower and CSCL are parties to an Amended and Restated Fourth Secured Term Loan Agreement dated as of August 1, 2003 (as so amended and as further amended, restated, refinanced, replaced or otherwise modified from time to time, and including without limitation any agreement executed in substitution or replacement thereof

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or otherwise refinancing such Amended and Restated Fourth Secured Term Loan
Agreement, the "Fourth Secured Term Loan Agreement").

            E. The parties to the First Secured Credit Agreement, the Second Secured Indenture and the Third Secured Term Loan Agreement are willing to enter into those agreements only if this Agreement is executed by all parties hereto specifying the relative lien priorities, rights and other terms described herein.

                                    AGREEMENT

            In consideration of the mutual agreements herein contained, the parties agree as follows:

                  1. Definitions. The following terms shall have the following respective meanings:

            "Assets" means all present and future assets of the Company and each of its Subsidiaries, including without limitation all accounts, inventory, equipment, general intangibles, chattel paper, capital stock and other investment property, instruments, deposit accounts, fixtures, supporting obligations, real property and any other asset of any type, whether real, personal or otherwise, and wherever located.

            "Borrowers" is defined in the recitals hereto.

            "Company" is defined in the recitals hereto.

            "Collateral" means all Assets on which any First Lien, Second Lien, Third Lien or Fourth Lien exists at any time.

            "CMP" is defined in the preamble hereto.

            "CSCL" is defined in the preamble hereto.

            "Domestic Borrowing Subsidiaries" is defined in the recitals hereto.

            "First Lien Agent" is defined in the preamble hereto.

            "First Liens" means all Liens in favor of the First Lien Agent, for the benefit of the First Secured Creditors, on any Assets, whether such Liens are now in existence or arise hereafter, up to the amount of the permitted First Secured Obligations.

            "First Secured Collateral" means all Assets of the Company and each of its Subsidiaries on which any First Lien exists.

            "First Secured Credit Agreement" is defined in the recitals hereto.

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            "First Secured Creditors" means the First Lien Agent and the First
Secured Lenders.

            "First Secured Lenders" is defined in the recitals hereto.

            "First Secured Loan Documents" means the First Secured Credit Agreement and all other agreements, instruments and documents executed in connection therewith at any time, as amended or modified from time to time.

            "First Secured Obligations" means all Obligations outstanding at any time under any of the First Secured Loan Documents (provided that the principal amount of such Obligations shall not exceed the amount permitted under the Second Secured Indenture as in effect on the date hereof without any modification) and all Obligations of the Company or its Subsidiaries to any of the First Secured Creditors or any of their Affiliates with respect to any overdrafts, returned items and other liabilities that arise from treasury, depository, interest rate swaps, hedge agreements, foreign exchange (including, without limitation, foreign currency hedging obligations) or cash management services, including without limitation in connection with any automated clearing house transfers of funds, wire transfer services, controlled disbursement accounts or similar transactions, and all Obligations in connection with any commercial credit cards, credit card processing services, debit cards, purchase cards, or stored value cards.

            "Foreign Subsidiary" means any present and future Subsidiary of the Company that is not organized under the laws of the United States of America or any state thereof.

            "Fourth Liens" means all Liens in favor of the Fourth Secured Creditors with respect to any Assets, whether such Liens are now in existence or arise hereafter, up to the amount of the permitted Fourth Secured Obligations.

            "Fourth Secured Collateral" means all Assets of the Company and each of its Subsidiaries on which any Fourth Lien exists, provided that (a) no Fourth Lien may exist on any such Asset on which an enforceable, perfected First Lien (if the First Secured Obligations have not been Paid in Full), Second Lien (if the Second Secured Obligations have not been Paid in Full) and Third Lien (if the Third Secured Obligations have not been Paid in Full) does not exist and (b) all Assets of any Foreign Subsidiary (other than the accounts receivable of the UK Borrower) and all Capital Stock held by a Foreign Subsidiary shall be excluded from Fourth Secured Collateral.

            "Fourth Secured Creditors" means CSCL and any other holders of the Fourth Secured Obligations.

            "Fourth Secured Loan Documents" means the Fourth Secured Term Loan Agreement and all other agreements, instruments and documents executed in connection therewith at any time, as amended or modified form time to time.

            "Fourth Secured Obligations" means all Obligations outstanding at any time under any of the Fourth Secured Loan Documents.

            "Fourth Secured Term Loan Agreement" is defined in the recitals hereto.

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            "Fourth Secured Term Loan" means the loans made under the Fourth
Secured Term Loan Agreement.

            "Insolvency Proceeding" is defined in Section 5(a).

            "Junior Liens" means the Second Liens, the Third Liens and the Fourth Liens, until the First Secured Obligations are Paid in Full, and thereafter means the Third Liens and the Fourth Liens until the Second Secured Obligations are Paid in Full, and thereafter means the Fourth Liens.

            "Junior Secured Creditors" means the Second Secured Creditors, the Third Secured Creditors and the Fourth Secured Creditors until the First Secured Obligations are Paid in Full, and thereafter means the Third Secured Creditors and the Fourth Secured Creditors until the Second Secured Obligations are Paid in Full, and thereafter means the Fourth Secured Creditors.

            "Junior Secured Obligations" means the Second Secured Obligations and the Third Secured Obligations, until the First Secured Obligations are Paid in Full, and thereafter means the Third Secured Obligations and Fourth Secured Obligations until the Second Secured Obligations are Paid in Full, and thereafter means the Fourth Secured Obligations.

            "Lien" means any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, lessor's or lessee's interest under any lease, or any other type of lien, charge, encumbrance, preferential arrangement or other claim or right.

            "Obligations" means all present and future obligations for principal, premium, interest, make-whole payments, penalties, fees, indemnifications (other than wholly contingent indemnification obligations that are not due or payable), reimbursements (under letters of credit or otherwise, and contingent or otherwise), termination payments, damages and other indebtedness, liabilities and obligations of any kind (including without limitation all interest and fees and other amounts accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization, whether or not an allowed claim).

            "Paid in Full" means, with respect to any Secured Obligations, the irrevocable payment in full in cash of such Secured Obligations (including without limitation providing cash collateral for any outstanding letters of credit included in such Secured Obligations) and the expiry or termination of any commitment to lend or make other advances under the agreements relating to such Secured Obligations.

            "Person" shall include an individual, a corporation, an association, a partnership, a trust or estate, a joint stock company, an unincorporated organization, a joint venture, a trade or business (whether or not incorporated), a government (foreign or domestic) and any agency or political subdivision thereof, or any other entity.

            "Pledged Collateral" shall mean any tangible property in the possession of any Secured Creditor (or its agents or bailees) in which a security interest is perfected by such possession.

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            "Priority Secured Creditors" means the First Secured Creditors until the First Secured Obligations are Paid in Full, and thereafter means the Second Secured Creditors until the Second Secured Obligations are Paid in Full, and thereafter means the Third Secured Creditors.

            "Priority Secured Obligations" means the First Secured Obligations until the First Secured Obligations are Paid in Full, and thereafter means the Second Secured Obligations until the Second Secured Obligations are Paid in Full, and thereafter means the Third Secured Obligations.

            "Second Lien Agent" is defined in the preamble hereto.

            "Second Liens" means all Liens in favor of the Second Lien Agent, for the benefit of the Second Secured Creditors, on any Assets, whether such Liens are now in existence or arise hereafter, up to the amount of the permitted Second Secured Obligations.

            "Second Secured Collateral" means all Assets of the Company and each of its Subsidiaries on which any Second Lien exists, provided that (a) no Second Lien may exist on any such Asset on which an enforceable, perfected First Lien (if the First Secured Obligations have not been Paid in Full) does not exist and
(b) all Assets of any Foreign Subsidiary (other than the accounts receivable of the UK Borrower) and all Capital Stock held by a Foreign Subsidiary shall be excluded from Second Secured Collateral.

            "Second Secured Creditors" means the Second Lien Agent and all present and future holders of the Second Secured Notes.

            "Second Secured Indenture" is defined in the recitals hereto.

            "Second Secured Loan Documents" means the Second Secured Indenture, the Second Secured Notes and all other agreements, instruments and documents executed in connection therewith at any time, as amended or modified from time to time.

            "Second Secured Notes" is defined in the recitals hereto.

            "Second Secured Obligations" means all Obligations outstanding at any time under any of the Second Secured Loan Documents.

            "Secured Creditors" means the First Secured Creditors, the Second Secured Creditors and the Third Secured Creditors.

            "Secured Loan Documents" means the First Secured Loan Documents, the Second Secured Loan Documents and the Third Secured Loan Documents.

            "Secured Obligations" means the First Secured Obligations, the Second Secured Obligations and the Third Secured Obligations.

            "Senior Subordinated Note Indenture" means the Senior Subordinated Indenture between the Company, the UK Borrower, the subsidiary guarantors named therein and IBJ

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Schroder Bank & Trust Company, as trustee, dated as of January 15, 1998, as amended or modified from time to time.

            "Subsidiary" of a Person means, any corporation, partnership, limited liability company, association, joint venture or similar business organization more than 50% of the outstanding capital stock, membership interest, partnership interest or other ownership interest having ordinary voting power (other than securities or other ownership interests which have such power or right only by reason of the happening of a contingency) of which shall at the time be owned beneficially and of record, by such Person or by one or more of the other Subsidiaries of such Person or by any combination thereof. Any reference in this Agreement to a Subsidiary shall be deemed reference to a Subsidiary of the Company unless otherwise indicated.

            "Third Liens" means all Liens in favor of the Third Secured Creditors with respect to any Assets, whether such Liens are now in existence or arise hereafter, up to the amount of the permitted Third Secured Obligations.

            "Third Secured Collateral" means all Assets of the Company and each of its Subsidiaries on which any Third Lien exists, provided that (a) no Third Lien may exist on any such Asset on which an enforceable, perfected First Lien (if the First Secured Obligations have not been Paid in Full) and Second Lien (if the Second Secured Obligations have not been Paid in Full) does not exist and (b) all Assets of any Foreign Subsidiary (other than the accounts receivable of the UK Borrower) and all Capital Stock held by a Foreign Subsidiary shall be excluded from Third Secured Collateral.

            "Third Secured Creditors" means CMP and any other holders of the Third Secured Obligations.

            "Third Secured Loan Documents" means the Third Secured Term Loan Agreement and all other agreements, instruments and documents executed in connection therewith at any time, as amended or modified from time to time.

            "Third Secured Term Loan Agreement" is defined in the recitals hereto.

            "Third Secured Term Loan" means the loans made under the Third Secured Term Loan Agreement.

            "Third Secured Obligations" means all Obligations outstanding at any time under any of the Third Secured Loan Documents.

            "UK Borrower" is defined in the recitals hereto.

            "UK Guarantor" is defined in the recitals hereto.

            "US Borrower" is defined in the recitals hereto.

            All defined terms shall include both the singular and the plural forms thereof and shall be construed accordingly. Use of the terms "herein", "hereof", and "hereunder" shall be

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deemed references to this Agreement in its entirety and not to the Section or clause in which such term appears.

            2. Lien Priority.

                  (a) The Fourth Secured Creditors shall be allowed to be granted Fourth Liens only on the Fourth Secured Collateral and any Liens in favor of the Fourth Secured Creditors on any other Assets shall be null and void. All Fourth Liens are hereby made junior and inferior in priority, operation and effect to the priority, operation and effect of all First Liens, Second Liens and Third Liens, and all First Liens, Second Liens and Third Liens are superior and prior in priority, operation and effect to the priority, operation and effect of all Fourth Liens. The Fourth Secured Creditors hereby agree to note on all financing statements naming the Company or any of its Subsidiaries as debtor, in the Fourth Secured Term Loan Agreement and in such other Fourth Secured Loan Documents that grant a Lien as requested by the First Lien Agent, that all Fourth Liens are subject to this Agreement, in form and substance reasonably satisfactory to the First Lien Agent and the Second Lien Agent and the Third Secured Creditors, and authorize the First Lien Agent, the Second Lien Agent and the Third Secured Creditors to amend any financing statements filed by or on behalf of the Fourth Secured Creditors to note that they are subject to this Agreement.

                  (b) The Third Secured Creditors shall be allowed to be granted Third Liens only on the Third Secured Collateral and any Liens in favor of the Third Secured Creditors on any other Assets shall be null and void. All Third Liens are hereby made junior and inferior in priority, operation and effect to the priority, operation and effect of all First Liens and Second Liens, and all First Liens and Second Liens are superior and prior in priority, operation and effect to the priority, operation and effect of all Third Liens. The Third Secured Creditors hereby agree to note on all financing statements naming the Company or any of its Subsidiaries as debtor, in the Third Secured Term Loan Agreement, the Third Secured Term Loan Agreement and in such other Third Secured Loan Documents that grant a Lien as requested by the First Lien Agent, that all Third Liens are subject to this Agreement, in form and substance reasonably satisfactory to the First Lien Agent and the Second Lien Agent, and authorize the First Lien Agent and the Second Lien Agent to amend any financing statements filed by or on behalf of the Third Secured Creditors to note that they are subject to this Agreement.

                  (c) The Second Secured Creditors shall be allowed to be granted Second Liens only on the Second Lien Collateral and any Liens in favor of the Second Secured Creditors on any other Assets shall be null and void. All Second Liens are hereby made junior and inferior in priority, operation and effect to the priority, operation and effect of all First Liens up to the amount of the First Secured Obligations, and all First Liens (up to the amount of the First Secured Obligations) are superior and prior in priority, operation and effect to the priority, operation and effect of all Second Liens. The Second Secured Creditors hereby agree to note on all financing statements naming the Company or any of its Subsidiaries as debtor, in the Second Secured Indenture and in such other Second Secured Loan Documents that grant a Lien as requested by the First Lien Agent, that all Second Liens are subject to this Agreement, in form and substance reasonably satisfactory to the First Lien Agent, and authorize the First Lien Agent to amend any financing statements filed by or on behalf of the Second Secured Creditors to note that they are subject to this Agreement.

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                  (d) Any distribution of any Collateral and all proceeds
thereof, whether upon any sale, dissolution, winding-up, bankruptcy, foreclosure, repossession or other Insolvency Proceeding or otherwise, shall be applied first to the First Secured Obligations until the First Secured Obligations are Paid in Full, second to the Second Secured Obligations until the Second Secured Obligations are Paid in Full, third to the Third Secured Obligations until the Third Secured Obligations are Paid in Full and fourth, to the Fourth Secured Obligations, until the Fourth Secured Obligations are Paid in Full.

                  (e) Each Junior Secured Creditor agrees that it will not take a Lien on any Assets unless the First Secured Creditors (if the First Secured Obligations have not been Paid in Full) and the Second Secured Creditors (if the Second Secured Obligations have not been Paid in Full) have an enforceable, perfected Lien on such Assets and, in the case of the Fourth Secured Creditors only, the Third Secured Creditors have an enforceable, perfected Lien on such Assets. If any Junior Secured Creditor wants to obtain, and by the terms of its own Secured Loan Documents to which it is a party is entitled to obtain, a Lien on any Asset on which the First Secured Creditors (if the First Secured Obligations have not been Paid in Full), the Second Secured Creditors (if the Second Secured Obligations have not been Paid in Full) and, in the case of the Fourth Secured Creditors only, the Third Secured Creditors do not have an enforceable, perfected Lien, such Junior Secured Creditor shall cause the Company and its Subsidiaries to grant an enforceable, perfected Lien on such Assets to the First Secured Creditors (if the First Secured Obligations have not been Paid in Full), the Second Secured Creditors (if the Second Secured Obligations have not been Paid in Full) and, in the case of the Fourth Secured Creditors only, the Third Secured Creditors before such Junior Secured Creditor obtains a Lien on such Assets. The First Secured Creditors (if the First Secured Obligations have not been Paid in Full), the Second Secured Creditors (if the Second Secured Obligations have not been Paid in Full) and, if applicable, the Third Secured Creditors shall accept such Liens, provided that the First Secured Creditors, the Second Secured Creditors and, if applicable, the Third Secured Creditors shall not be responsible for obtaining an enforceable, perfected Lien on such Assets or be liable to any Junior Secured Creditors for any failure to obtain an enforceable, perfected Lien on such Assets, and such Liens of the Junior Secured Creditors on such Assets shall be null and void if the First Secured Creditors (if the First Secured Obligations have not been Paid in Full), the Second Secured Creditors (if the Second Secured Obligations have not been Paid in Full) and, if applicable, the Third Secured Creditors do not have an enforceable, perfected Lien on such Assets.

                  (f) The priorities of the Liens specified in this Agreement are applicable regardless of the time or order of attachment or perfection of the Liens. The First Liens have first priority, the Second Liens have second priority, the Third Liens have third priority and the Fourth Liens have fourth priority, all as described in this Agreement.

            3. Rights and Remedies. The parties hereto agrees as follows:

                  (a) until the earlier of (i) January 15, 2008 or (ii) the date the Priority Secured Obligations become due and payable, by acceleration or otherwise, and after the earlier of such dates so long as any Priority Secured Creditors are enforcing or otherwise exercising in good faith and in a reasonably diligent manner any of their rights or remedies (but not after the earlier of such dates if no Priority Secured Creditor is enforcing or otherwise

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exercising in good faith and in a reasonably diligent manner any of their rights or remedies), (1) the Junior Secured Creditors shall not exercise any right or remedy to which they may be entitled with respect to any Lien in favor of such Secured Creditors, including without limitation collecting or repossessing any Collateral or notifying any account debtors or other obligors with respect thereto; and (2) the Priority Secured Creditors shall have the sole and exclusive right to take possession of, commence and conduct foreclosure proceedings with respect to, or otherwise dispose of and realize on or otherwise exercise any rights with respect to, the Collateral, and shall direct and control any sale or other disposition of the Collateral, whether pursuant to any foreclosure, repossession or other judicial proceedings or otherwise without the consent or approval of any Junior Secured Creditor;

                  (b) until such time as this Agreement is terminated, the Junior Secured Creditors' rights in the event of any sale of any Collateral shall be limited to the rights to receive any excess proceeds thereof, after all Priority Secured Obligations have been Paid in Full and, without limiting the foregoing, upon any distribution of any Collateral or any proceeds thereof upon any dissolution, winding-up, bankruptcy, foreclosure, repossession or other Insolvency Proceeding or exercise of other enforcement remedies, total or partial liquidation or reorganization of the Company, any of its Subsidiaries or any of their assets, the First Secured Creditors will be entitled to receive all such distributions and other proceeds in respect to the Collateral until the First Secured Obligations are Paid in Full before the Junior Secured Creditors shall be entitled to receive any payment from the Collateral and, after the First Secured Obligations are Paid in Full, the Second Secured Creditors will be entitled to receive all such distributions and other proceeds in respect to the Collateral until the Second Secured Obligations are paid in full before the Third Secured Creditors shall be entitled to receive any payment from the Collateral, and, after the Second Secured Obligations are Paid in Full, the Third Secured Creditors will be entitled to receive all such distributions and other proceeds in respect to the Collateral until the Third Secured Obligations are paid in full before the Fourth Secured Creditors shall be entitled to receive any payment from the Collateral;

                  (c) until such time as this Agreement is terminated, the Secured Creditors shall not have any obligation to marshal any present or future security, guaranty or other support available to them or to resort to such security in any particular order and each Secured Creditor entitled to dispose of Collateral hereunder may dispose of the Collateral in such manner as such Secured Creditor shall deem appropriate in their sole and absolute discretion;

                  (d) until such time as this Agreement is terminated, the Junior Secured Creditors agree that in the event any Priority Secured Creditors release any Priority Liens, the Junior Secured Creditors will, not later than simultaneously with the release or termination of any such Priority Lien, terminate and release all Junior Liens on the Collateral for which any such Priority Secured Creditors are releasing the Junior Secured Liens and take such other actions to effect the same, provided that (i) such release by the Junior Secured Creditors and the Priority Secured Creditors shall not affect the Liens they have in proceeds or other Collateral, (ii) such Lien of the Junior Secured Creditors on proceeds shall not affect the rights of the Company and its Subsidiaries to use such proceeds upon the terms and to the extent provided in the Secured Loan Documents, including without limitation the use thereof to pay Priority Secured Obligations, and (iii) the use of the proceeds shall not violate the terms of any Secured

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Loan Document, provided that the payment of the First Secured Obligations and, if the First Secured Obligations have been Paid in Full, the Second Secured Obligations, and, if the Second Secured Obligations have been Paid in Full, the Third Secured Obligations, with such proceeds and a simultaneous reduction in the maximum amount that may be borrowed thereunder by the amount of such payment shall not be a violation of any Secured Loan Document regardless of any provision in any Secured Loan Document to the contrary;

                  (e) until such time as this Agreement is terminated, the Junior Secured Creditors shall not, due to any rights it may have as a holder of the Junior Liens, interfere with or in any manner oppose the Priority Secured Creditors in the exercise of any of their rights and remedies under their Secured Loan Documents with respect to the Collateral (provided that such exercise is in good faith and in a commercially reasonable manner), and shall not interfere with or in any manner oppose a disposition of, or other realization on, the Collateral by the Priority Secured Creditors, provided that the giving of any notice by it to any Person that has rights against the Company or any Subsidiary who is a guarantor of Junior Secured Obligations, including, without limitation, that it holds the Junior Liens, shall not be deemed to so interfere or oppose. In exercising their exclusive right to control the manner and method of realization upon any of the Collateral, the Priority Secured Creditors may, at any time and from time to time, in their sole and absolute discretion, exercise any of their rights and remedies under their Secured Loan Documents. If the Company or any of its Subsidiaries consents or fails to object to a proposed retention of Collateral (or a portion thereof) by the Priority Secured Creditors in satisfaction of the Priority Secured Obligations (or a portion thereof), the Junior Secured Creditors hereby consent to such proposed retention regardless of whether they are provided with notice of such proposed retention;

                  (f) until such time as this Agreement is terminated, the Junior Secured Creditors shall not elect or send any notice to effect a "Payment Blockage" under Section 10.3 of the Senior Subordinated Note Indenture or any similar provisions thereunder or under any indenture or other agreement issued in exchange or replacement therefor; and

                  (g) any Junior Secured Creditor may make such demands or file such claims as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure, but except as provided in this Section no Junior Secured Creditor shall take any actions restricted by this Agreement until, in the case of the Second Secured Creditors, the First Secured Obligations are Paid in Full, in the case of the Third Secured Creditors, the Second Secured Obligations are Paid in Full and, in the case of the Fourth Secured Creditors, the Third Secured Obligations are Paid in Full.

            4. Junior Secured Creditors' Waivers. (a) The Junior Secured Creditors hereby waive any right they may have to require that the Priority Secured Creditors marshal the Collateral or any other guaranty or support they may have in favor of the Junior Secured Creditors.

                  (b) Without notice to or the consent of the Junior Secured Creditors, the First Secured Creditors (if the First Secured Obligations have not been Paid in Full), the Second Secured Creditors (if the Second Secured Obligations have not been Paid in Full) and the Third Secured Creditors may, at any time and from time to time and without

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impairing or releasing the priority of Liens and other agreements herein made, do any one or more of the following: (i) change the manner, place or terms of payment, or change or extend the time of payment, of their Secured Obligations, or amend or supplement in any manner the documentation evidencing, securing or relating to the Collateral or otherwise with respect to their Secured Obligations, or increase without limit (subject to the terms of this Agreement) the amount of their Secured Obligations; (ii) release any person or entity liable in any manner for the payment or collection of their Secured Obligations;
(iii) exercise or refrain from exercising any rights with respect to the Collateral or otherwise with respect to their Secured Obligations, any guarantor of their Secured Obligations or any other person or entity; (iv) apply any monies or other property paid by any person or entity or otherwise available to their Secured Obligations; (v) accept or release, or fail to perfect an interest in, any Collateral or other security for their Secured Obligations; or (vi) take or omit to take any other action with respect to the Collateral or otherwise with respect to their Secured Obligations which may impair or adversely affect the subordination of Liens and other agreements herein made.

                  (c) The Junior Secured Creditors hereby waive notice of acceptance of the terms of this Agreement, and notice of reliance by the Priority Secured Creditors on this Agreement in extending any financial accommodation to the Company or any of its Subsidiaries.

                  (d) Each Secured Creditor acknowledges that the other Secured Creditors have made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any Secured Loan Documents, the collectability of the Secured Obligations, the enforceability or perfection of any Liens or any matter whatsoever related to the Secured Obligations or the Collateral.

                  (e) The Junior Secured Creditors agree that the Priority Secured Creditors shall have no liability to the Junior Secured Creditors for, and the Junior Secured Creditors hereby waive any claim which the Junior Secured Creditors may have at any time against the Priority Secured Creditors arising out of, any and all actions which the Priority Secured Creditors, in good faith and in a commercially reasonable manner, take or omit to take with respect to
(i) the Secured Loan Documents, (ii) collection of the Priority Secured Obligations or (iii) foreclosure upon and sale, liquidation or other disposition, or valuation, use, protection or release, of the Collateral or any guaranty or other support. Notwithstanding anything herein to the contrary, the Junior Secured Creditors are not waiving any claims they may have if the Priority Secured Creditors do not exercise their rights and remedies under the Priority Secured Loan Documents in good faith and in a commercially reasonable manner.

                  (f) The Junior Secured Creditors waive any right that they may have, whether such right arises under the Uniform Commercial Code or any other applicable law, to receive notice of the Priority Creditors' intended disposition of the Collateral (or a portion thereof) or of the Priority Secured Creditors' proposed retention of such assets in satisfaction of the Priority Secured Obligations (or a portion thereof).

            5. Bankruptcy Issues. (a) This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case or other proceeding of any kind with respect to the Company or any of its Subsidiaries at any time under any bankruptcy, insolvency, reorganization, liquidation, adjustment or composition of it or its debts under any law, rule or regulation relating to bankruptcy, insolvency or reorganization or relief of debtors, or any other similar proceeding relating to any bankruptcy, insolvency or similar actions, in any case whether under any federal or state law, rule or regulation or other law, rule or regulation in the United States or any non-United States law, rule or regulation or otherwise, or appointing a receiver, trustee, examiner, liquidator or similar official for the Company or any of its Subsidiaries or any material portion of any of their assets (any of the foregoing defined herein as an "Insolvency Proceeding"), and all references herein shall be deemed to apply to the Company or any of its Subsidiaries as a debtor-in-possession or in any other capacity in any Insolvency Proceeding and to any receiver, trustee, examiner, liquidator or similar official appointed for the Company, any of its Subsidiaries or any of their assets.

                  (b) To the extent that the Secured Creditors receive payments on, or proceeds of, Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Insolvency Proceeding, then, to the extent of such payment or proceeds received, the Secured Obligations, or part thereof, intended to be satisfied shall be revived (and this Agreement shall be revived if it has been terminated) and continue in full force and effect as if such payments or proceeds had not been received by such Secured Creditors.

                  (c) The Priority Secured Creditors may consent to the use of cash collateral by the Company or any of its Subsidiaries on such terms and conditions and in such amounts as the Priority Secured Creditors, in their sole discretion, may decide and, in connection with such cash collateral usage, the Company or any of its Subsidiaries (or a trustee, receiver or any other party appointed for the estate thereof) may grant to the Priority Secured Creditors replacement liens and security interests upon any Assets, which liens and security interests shall be superior in priority to the Junior Liens. All allocations of payments made with respect to Collateral between the Priority Secured Creditors and the Junior Secured Creditors shall, subject to any court order, continue to be made after the filing of any Insolvency Proceeding on the same basis that such payments were to be allocated prior to the date of such filing. The Junior Secured Creditors will not object to or oppose a sale or other disposition of any Collateral (or any portion thereof) free and clear of security interests, liens or other claims of the Junior Secured Creditors in any Insolvency Proceeding if the Priority Secured Creditors have consented to such sale or disposition thereof, provided that such release by the Junior Secured Creditors and the Priority Secured Creditors shall not affect the Liens they have in proceeds or other Collateral, provided, further, that such Lien of the Junior Secured Creditors on proceeds shall not affect the rights of the Company and its Subsidiaries to use such proceeds upon the terms and to the extent provided in the Priority Secured Loan Documents and the Junior Secured Loan Documents, including without limitation the use thereof to pay Priority Secured Obligations. The Junior Secured Creditors shall not assert any right they may have to "adequate protection" of their interest or similar right in the Collateral in any Insolvency Proceeding and shall not seek to have the automatic stay or similar order or rule lifted with respect to such Collateral, without the prior written consent of the First Secured Creditors, until the First Secured Obligations have been Paid in Full, and thereafter without the prior written consent of the Second Secured Creditors, until the Second Secured Obligations have been Paid in Full, and thereafter without the prior written consent of the Third Secured Creditors. The Junior Secured Creditors waive any claim or objection it may now or hereafter have, arising in any proceeding instituted under Chapter 11 of the United States Bankruptcy Code and involving the Priority Secured Creditors or any of them as debtor-in-possession lenders, to any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code by the Company or any of its Subsidiaries, as a debtor in possession, or any similar action under any other Insolvency Proceeding. The Fourth Secured Creditors shall not initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the First Secured Creditors', Second Secured Creditors' or Third Secured Creditors' claims with respect to the Collateral,
(ii) challenging the enforceability of the First Liens, Second Liens or Third Liens, or (iii) asserting any claims which the Company or any of its Subsidiaries may hold with respect to the First Secured Creditors in their capacity as holders of the First Liens, with respect to the Second Secured Creditors in their capacity as holders of the Second Liens or with respect to the Third Secured Creditors in their capacity as holders of the Third Liens, unless, in all of the foregoing cases, such enforceability is contrary to the terms of this Agreement. The Third Secured Creditors shall not initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the First Secured Creditors', Second Secured Creditors' or Fourth Secured Creditors' claims with respect to the Collateral, (ii) challenging the enforceability of the First Liens, Second Liens or Fourth Liens, or (iii) asserting any claims which the Company or any of its Subsidiaries may hold with respect to the First Secured Creditors in their capacity as holders of the First Liens, with respect to the Second Secured Creditors in their capacity as holders of the Second Liens or with respect to the Fourth Secured Creditors in their capacity as holders of the Fourth Liens, unless, in all of the foregoing cases, such enforceability is contrary to the terms of this Agreement. The Second Secured Creditors shall not initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the First Secured Creditors', Third Secured Creditors' or Fourth Secured Creditors' claim with respect to the Collateral, (ii) challenging the enforceability of the First Liens, the Third Liens or Fourth Liens, or (iii) asserting any claims which the Company or any of its Subsidiaries may hold with respect to the First Secured Creditors in their capacity as holders of the First Liens, the Third Secured Creditors with respect to the Third Liens or the Fourth Secured Creditors with respect to the Fourth Liens, unless, in all of the foregoing cases, such enforceability is contrary to the terms of this Agreement. The First Secured Creditors shall not initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Second Secured Creditors', Third Secured Creditors' or Fourth Secured Creditors' claim with respect to the Collateral, (ii) challenging the enforceability of the Second Liens, the Third Liens or Fourth Liens, or
(iii) asserting any claims which the Company or any of its Subsidiaries may hold with respect to the Second Secured Creditors in their capacity as holders of the Second Liens, the Third Secured Creditors with respect to the Third Liens or the Fourth Secured Creditors with respect to the Fourth Liens, unless, in all of the foregoing cases, such enforceability is contrary to the terms of this Agreement.

            6. Bailee for Perfection.

                  (a) Each Secured Creditor agrees to hold the Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the other Secured Creditors and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Secured Loan Documents, subject to the terms and conditions of this Section.

                  (b) Until Payment in Full of their Secured Obligations, only the Priority Secured Creditors shall be entitled to deal with the Pledged Collateral in accordance with the terms of their Secured Loan Documents as if the Lien of the Junior Secured Creditors under their Secured Loan Documents did not exist. The rights of the Junior Secured Creditors shall at all times be subject to the terms of this Agreement.

                  (c) No Secured Creditor shall have any obligation whatsoever to any other Secured Creditor to assure that the Pledged Collateral is genuine or owned by the Company or any of its Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section. The duties or responsibilities of any Secured Creditor under this Section shall be limited solely to holding the Pledged Collateral as bailee for the other Secured Creditors for purposes of perfecting the Lien held by the other Secured Creditors.

                  (d) No Secured Creditor shall have by reason of this Agreement or any other document any fiduciary relationship in respect of any other Secured Creditor.

                  (e) Once Payment in Full of the First Secured Obligations has occurred, the First Lien Agent shall deliver to the Second Lien Agent the Pledged Collateral held by it together with any necessary endorsements (without recourse or warranty) or as a court of competent jurisdiction may otherwise direct. Once Payment in Full of the Second Secured Obligations has occurred, the Second Lien Agent shall deliver to the CMP the Pledged Collateral held by it together with any necessary endorsements (without recourse or warranty) or as a court of competent jurisdiction may otherwise direct. Once Payment in Full of the Third Secured Obligations has occurred, CMP shall deliver to CSCL the Pledged Collateral held by it together with any necessary endorsements (without recourse or warranty) or as a court of competent jurisdiction may otherwise direct.

            7. Representations and Warranties. Each of the parties hereto represents and warrants to the other as follows: (a) it has the corporate and other power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate and other action to authorize the execution, delivery and performance by it of this Agreement; (b) no consent or authorization of, or filing with, any person (including, without limitation, any governmental body, agency or official) is required in connection with the execution, delivery or performance by it, or the validity or enforceability against it, of this Agreement, and (c) this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            8. Continuing Agreement; Reinstatement. This Agreement shall constitute a continuing agreement which shall remain in effect until all Priority Secured Obligations shall have been Paid in Full, at which time this Agreement shall terminate. Each party to this Agreement agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the proceeds of an Collateral is rescinded or must otherwise be restored by any party hereto, in any Insolvency Proceeding of the Company, the UK Borrower, any other Borrower, any guarantor of any of the Secured Obligations or otherwise, as though such payment had not been made.

            9. Integration and Severability. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. If there is any conflict between the terms and provisions of this Agreement and the Secured Loan Documents, the terms of this Agreement shall control. In case any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the other provisions of this Agreement in any other jurisdiction.

            10. Successors and Assigns. This Agreement shall bind the Secured Creditors and their respective successors and assigns, and shall inure to the benefit of their respective successors and assigns, subject to the restrictions on transfers by the Junior Secured Creditors contained in this Section 10. The Fourth Secured Creditors shall have the right at any time, subject to the prior written consent of the First Lien Agent, which consent from the First Lien Agent shall not be unreasonably withheld or delayed and shall not be required if such assignment is to an Affiliate of the Fourth Secured Creditors, to sell, assign, transfer, or negotiate, or grant a participation in, all or any part of the Fourth Secured Obligations and the rights related thereto to one or more Persons; provided that CSCL shall at all times retain and control at least 51% of the aggregate principal amount of the Fourth Secured Term Loan and the rights related thereto; provided, further, that in all such cases any such sale, assignment, transfer, negotiation or participation shall be subject to this Agreement and any such purchaser, assignee, transferee, participant or other recipient shall automatically be subject to the same obligations to which the Fourth Secured Creditors are subject hereunder (without releasing the Junior Secured Creditors) and shall execute such agreements and documents in form and substance satisfactory to the First Lien Agent assuming such obligations. Any provisions under the Third Secured Loan Documents or Fourth Secured Loan Documents relating to obtaining the requisite percentage of holders of the Third Secured Obligations or Fourth Secured Obligations, as the case may be, to amend, waive or otherwise modify any provision of the Third Secured Loan Documents or Fourth Secured Loan Documents or take any action under the Third Secured Loan Documents or Fourth Secured Loan Documents shall not be amended, waived or otherwise modified, directly or indirectly, without the prior written consent of the First Lien Agent. Any sale, assignment, transfer, negotiation or participation of the Second Secured Obligations shall be subject to this Agreement and any such purchaser, assignee, transferee, participant or other recipient shall automatically be subject to the terms of this Agreement. Any sale, assignment, transfer, negotiation or participation of the Third Secured Obligations shall be subject to this Agreement and any such purchaser, assignee, transferee, participant or other recipient shall automatically be subject to the terms of this Agreement (without releasing the Junior Secured Creditors) and shall execute such agreements and documents in form and substance satisfactory to the First Lien Agent assuming such obligations.

            11. Miscellaneous. No provision of this Agreement may be modified or waived except by an instrument or instruments signed by each party hereto. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to the choice of law principles of such State. All the understandings, agreements, representations and warranties contained herein are solely for the benefit of the Secured Creditors and there are no other parties who are intended to be benefited in any way whatsoever by this Agreement. The First Secured Creditors, the Second Secured Creditors, the Third Secured Creditors and the Borrowers acknowledge that CSCL's obligations hereunder are entered into in its capacity as a lender under the Fourth Secured Term Loan Agreement and not in any other capacity, including, without limitation, as a stockholder of the Company. The First Secured Creditors, the Second Secured Creditors, the Fourth Secured Creditors and the Borrowers acknowledge that CMP's obligations hereunder are entered into in its capacity as a lender under the Third Secured Term Loan Agreement and not in any other capacity, including, without limitation, as a stockholder of the Company. All parties hereto acknowledge and agree that this is an enforceable agreement to establish the priorities of the Liens of the Secured Parties and other rights of the parties hereto, including without limitation under UCC 9-339. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart and telecopied signatures shall be enforceable as originals. The Third Secured Creditors agree to pay to the First Lien Agent and the Second Lien Agent on demand all expenses of every kind, including without limitation reasonable attorney fees and expenses, that the First Lien Agent or the Second Lien Agent may incur in enforcing any of their respective rights and the First Secured Creditors' and Second Secured Creditors' rights under this Agreement if it is determined in a final non-appealable judgment by a court of competent jurisdiction that such enforcement was due to a breach of this Agreement by the Third Secured Creditors. The Fourth Secured Creditors agree to pay to First Lien Agent, the Second Lien Agent and CMP on demand all expenses of every kind, including without limitation reasonable attorney fees and expenses, that the First Lien Agent, the Second Lien Agent or CMP may incur in enforcing any of their respective rights and the First Secured Creditors', the Second Secured Creditors' and the Third Secured Creditors' rights under this Agreement if it is determined in a final non-appealable judgment by a court of competent jurisdiction that such enforcement was due to a breach of this Agreement by the Fourth Secured Creditors. All parties hereto, and the parties to the Consent and Agreement hereto, agree that all expenses of every kind, including without limitation reasonable attorney fees and expenses, that the First Lien Agent may incur in enforcing any of its rights and the First Secured Creditors' rights under this Agreement if it is determined in a final non-appealable judgment by a court of competent jurisdiction that such enforcement was due to a breach of this Agreement by the Second Secured Creditors shall be added to the First Secured Obligations (except to the extent such breach is determined in a final non-appealable judgment by a court of competent jurisdiction to be a result of the Second Secured Creditor's gross negligence or willful misconduct, in which case the Second Secured Creditor shall be liable for such expenses).

            12. Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing and mailed or sent by telecopy or delivered, addressed as follows:

If to the First Lien Agent or the First Secured Creditors:

Wells Fargo Foothill, Inc.
One Boston Place, 18th Floor
Boston, Massachusetts 02108
Attention: Business Finance Division Manager
Telephone: (617) 624-4400
Facsimile: (617) 523-1697

With copies to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attention: Frederic L. Ragucci
Telephone: (212) 756-2000
Facsimile: (212) 593-5955

If to the Second Lien Agent or the Second Secured Creditors:

BNY Midwest Trust Company
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Division/MSX International, Inc.
Telephone: (312) 815-8500
Facsimile: (312) 815-8542

If to CMP:

C/O Citicorp Capital Investors, Ltd.
399 Park Avenue
14th Floor, Zone 4
New York, New York 10043
Attention: Byron Knief
Facsimile: (212) 888-2940

With copies to:

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Attention: J. Andrew Lindholm
Facsimile: (212) 446-4900

If to CSCL:

Court Square Capital Limited
399 Park Avenue
14th Floor, Zone 4

New York, New York 10043
Attention: Michael Delaney
Facsimile: (212) 888-2940

With copies to:

Dechert LLP
Cira Center
2929 Arch Street
Philadelphia, PA 19104
Attention: Craig L. Godshall and Sarah B. Gelb
Facsimile: (215) 994-2222

All such demands, notices and other communications shall be effective, when mailed, two business days after deposit in the mails, postage prepaid, when sent by telecopy, when receipt is acknowledged by the receiving telecopy equipment (or at the opening of the next business day if receipt is after normal business hours), or when delivered, as the case may be, addressed as aforesaid.

            WITNESS the due execution of this Agreement as of the day and year first above written.

                            COURT SQUARE CAPITAL LIMITED

                            By:  Michael A. Delaney
                                 -------------------
                            Title: Managing Partner

                            CITICORP MEZZANINE III, L.P.


                            By: Citicorp Capital Investors, Ltd
                                -------------------------------
                                its general partner


                            By:  Richard E. Mayberry, Jr.
                                 ------------------------
                            Title: Managing Director


                            BNY MIDWEST TRUST COMPANY, as Second Lien Agent and on behalf of the Second Secured Creditors

                            By:  Roxanne Ellwanger
                                 -----------------
                            Title: Assistant Vice President


                            WELLS FARGO FOOTHILL, INC. as First Lien Agent and on behalf of the First Secured Creditors

                            By:  John T. leonard
                                 ---------------
                            Title: Vice President

                              CONSENT AND AGREEMENT

            Each of the undersigned hereby consents to the provisions of the foregoing Intercreditor Agreement and the transactions contemplated thereby and agrees to be bound by any terms or provisions applicable to it. Without limiting the foregoing, each of the undersigned further agrees (i) that any payments or distributions received by any party to the foregoing Intercreditor Agreement which must be and are paid over to the other party thereto shall reduce the Secured Obligations of the undersigned to the party to whom such payments and distributions must be and does pay over such payments or distributions, and (ii) to recognize all priorities and other rights granted by the foregoing Agreement to the parties thereto, and to do no act nor perform any obligation which is not in accordance with the priorities and agreements set forth in the foregoing Intercreditor Agreement.

MSX International, Inc.

By: Frederick K. Minturn

Title: Executive Vice President & CFO

MSX International Netherlands B.V.   MSX International Australia Pty Ltd.

By: Frederick K. Minturn             By: Frederick K. Minturn
    ------------------------------       ---------------------------------

Title: Director                      Title: Director

MSX International Limited            MSX International Holdings Limited

By: Frederick K. Minturn             By: Frederick K. Minturn
    ------------------------------       --------------------------

Title: Director                      Title: Director

MSX International (Holdings), Inc.   MSX International Services (Holdings), Inc.

By: Frederick K. Minturn             By: Frederick K. Minturn
    -----------------------------        ---------------------------

Title: Vice President                Title: Vice President

MSX International European (Holdings),      MSX International Business Services,
L.L.C.                                      Inc.

By: Frederick K. Minturn                    By: Frederick K. Minturn
    ------------------------------              ---------------------------

Title: Vice President                       Title: Vice President

Creative Technology Services, L.L.C.        MSX International Engineering
                                            Services, Inc.

By: Frederick K. Minturn                    By: Frederick K. Minturn
    ------------------------------              ---------------------------

Title: Vice President                       Title: Vice President

Pilot Computer Services, Incorporated       Mega Tech Engineering, Inc.

By: Frederick K. Minturn                    By: Frederick K. Minturn
    -----------------------------               ---------------------------

Title: Vice President                       Title: Vice President

MSX International Technology Services,      Chelsea Computer Consultants, Inc.
Inc.

By: Frederick K. Minturn                    By: Frederick K. Minturn
    ------------------------------              ---------------------------

Title: Vice President                       Title: Vice President

Millennium Computer Systems, Inc.           Management Resources International,
                                            Inc.

By: Frederick K. Minturn                    By: Frederick K. Minturn
    ------------------------------              ---------------------------

Title: Vice President                       Title: Vice President

MSX International Platform Services,        Intranational Computer Consultants
Inc.

By: Frederick K. Minturn                    By: Frederick K. Minturn
    -----------------------------               ---------------------------

Title: Operating Manager                    Title: Vice President

Programming Management & Systems, Inc.   MSX International Strategic Technology,
                                         Inc.

By: Frederick K. Minturn                 By: Frederick K. Minturn
    ------------------------------           ---------------------------

Title: Vice President                    Title: Vice President

MSX International Netherlands            MSX International Dealernet Services,
(Holdings), C.V.                         Inc.

By: Frederick K. Minturn                 By: Frederick K. Minturn
    ------------------------------           ---------------------------

Title: Representative of the Partners    Title: Vice President